SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2016

           BRIDGELINE DIGITAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33567	52-2263942
(State or otherjurisdiction ofincorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Blanchard Road

Burlington, MA 01803

(Address of principal executive offices, including zip code)

(781) 376-5555

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry into a Material Definitive Agreement

Financial Institution

On June 9, 2016, Bridgeline Digital, Inc. (the “Company”) entered into a Loan and Security Agreement with Heritage Bank of Commerce (the “Heritage Loan Agreement”). The Heritage Loan Agreement has a twenty-four (24) month term which expires on June 9, 2018. The Heritage Loan Agreement provides for up to $3 million of revolving credit advances which may be used for working capital purposes. Borrowings are limited to the lesser of (i) $3 million and (ii) 75% of eligible receivables as defined in the Heritage Loan Agreement. In addition, the Company can borrow up to $1.0 million in out of formula borrowings as long as the combined loan balance does not exceed $3 million. Borrowings bear interest at the Wall Street Journal prime rate plus 1.75%. The Company shall pay an annual commitment fee of 0.40% in year 1 of the loan and an annual commitment fee of 0.20% in year 2 of the loan. Borrowings are secured by all of the Company’s assets including intellectual property and general intangibles. Pursuant to the Heritage Loan Agreement, the Company is also required to comply with certain financial covenants. The Heritage Loan Agreement replaced the Company’s prior credit facility with Western Alliance Bank (formerly Bridge Bank). Mr. Michael Taglich, a current member of the Company’s Board of Directors has entered into a personal guaranty (the “Personal Guaranty”) pursuant to which he has agreed to guaranty up to $2 million of the loan.

The description of each of the Loan Agreement and the Personal Guaranty contained in this Form 8-K is qualified in its entirety by reference to the full text of each of the Loan Agreement and the Personal Guaranty that the Company filed as an exhibit to this Form 8-K.

Private Placement

On June 10, 2016, the Company entered into a Note Purchase Agreement (the “Purchase Agreement”) with accredited investors pursuant to which the Company sold an aggregate of $645,000 of subordinated convertible notes (the “Notes”). This was the second closing of the private placement (“Second Closing”), in which the initial closing (“Initial Closing”) was held on May 11, 2016. Taglich Brothers, Inc. (“Taglich Brothers”) served as placement agent for the transaction. Through the Second Closing, the Company has sold $1,980,000 of Notes and received net proceeds from this private placement of $1,568,600.

The Notes accrue interest at a rate of ten percent (10%) per annum beginning July 1, 2016 and mature on March 31, 2017. Upon issuance, all of the Notes immediately converted into shares of the Company’s common stock at a conversion price equal to $0.75 per share.

The Notes contain customary events of default. Upon the occurrence of any event of default the interest rate under the Notes will increase. In addition, upon the occurrence of a payment default under the Notes, the Company must pay a premium equal to ten percent (10%) of the outstanding principal amount of the Notes.

The Company entered into a Placement Agreement (the “Placement Agreement”) with Taglich Brothers, dated March 31, 2016. Pursuant to the Placement Agreement, as compensation for acting as placement agent, in connection with the Second Closing, the Company paid Taglich Brothers a cash payment of $51,600 and issued to Taglich Brothers, or its designees, five-year warrants to purchase an aggregate of 86,000 shares of common stock at an exercise price equal to $0.75 per share. Through the Second Closing, the Company has paid Taglich Brothers an aggregate cash payment of $160,000 and issued warrants to purchase an aggregate of 266,668 shares of common stock. The warrants are exercisable starting on the sixth-month anniversary of the Initial Closing date, provide the holders piggyback registration rights with respect to the shares of common stock underlying the warrants and contain a cashless exercise provision. Mr. Michael Taglich and Mr. Robert Taglich, current members of the Company’s Board of Directors, are principals of Taglich Brothers.

The shares of common stock issued upon conversion of the Notes and issuable upon exercise of the warrants are restricted securities and may be sold only pursuant to Rule 144 or in another transaction exempt from the registration requirements under the Securities Act of 1933. Pursuant to the terms of the Purchase Agreement, the Company has agreed to provide piggyback registration rights with respect to the shares of common stock issued upon conversion of the Notes in the event the Company files a registration statement, with certain limited exceptions.

The description of agreements and securities contained in this Form 8-K is qualified in its entirety by reference to the full text of the agreements and securities that the Company filed or incorporated by reference as exhibits to this Form 8-K.

Item 2.03. Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See the disclosure set forth in Item 1.01 above, which is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities

See the disclosure set forth in Item 1.01 above, which is incorporated herein by reference.

The securities offered, issued and sold pursuant to the private placement were issued without registration and are subject to restrictions under the Securities Act of 1933, as amended, and the securities laws of certain states, in reliance on the private offering exemptions contained in Section 4(2)(a) of the Securities Act of 1933 and on Regulation D promulgated thereunder, and in reliance on similar exemptions under applicable state laws as a transaction not involving a public offering.

Item 9.01 Financial Statements and Exhibits

Explanatory Note Regarding Exhibits

Investors should not rely on or assume the accuracy of representations and warranties in negotiated agreements that have been publicly filed because such representations and warranties may be subject to exceptions and qualifications contained in separate disclosure schedules, because such representations may represent the parties’ risk allocation in the particular transaction, because such representations may be qualified by materiality standards that differ from what may be viewed as material for securities law purposes or because such representations may no longer continue to be true as of any given date.

(d) Exhibits.

Exhibit No.	Exhibit Description

10.1	Loan and Security Agreement between Bridgeline Digital, Inc. and Heritage Bank of Commerce, dated June 9, 2016

10.2	Unconditional Guaranty entered into by Michael N. Taglich in favor of Heritage Bank of Commerce, dated June 9, 2016

10.3	Placement Agreement between Bridgeline Digital, Inc. and Taglich Brothers, Inc., dated March 31, 2016

10.4

Form of Note Purchase Agreement between Bridgeline Digital, Inc. and the investors named therein, filed as an exhibit to the Current Report on Form 8-K, filed with the Securities and Exchange Commission (“SEC”) on May 17, 2016 and incorporated herein by reference

10.5	Form of Promissory Note issued to the investors, filed as an exhibit to the Current Report on Form 8-K, filed with the SEC on May 17, 2016 and incorporated herein by reference

10.6	Form of Common Stock Purchase Warrant issued to the placement agent, filed as an exhibit to the Current Report on Form 8-K, filed with the SEC on May 17, 2016 and incorporated herein by reference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGELINE DIGITAL, INC.
(Registrant)

	By:	/s/ Michael D. Prinn
Michael D. Prinn
Executive Vice President and Chief Financial Officer
Date: June 15, 2016

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Loan and Security Agreement between Bridgeline Digital, Inc. and Heritage Bank of Commerce, dated June 9, 2016

10.2	Unconditional Guaranty entered into by Michael N. Taglich in favor of Heritage Bank of Commerce, dated June 9, 2016

10.3	Placement Agreement between Bridgeline Digital, Inc. and Taglich Brothers, Inc., dated March 31, 2016

10.4

Form of Note Purchase Agreement between Bridgeline Digital, Inc. and the investors named therein, filed as an exhibit to the Current Report on Form 8-K, filed with the Securities and Exchange Commission (“SEC”) on May 17, 2016 and incorporated herein by reference

10.5	Form of Promissory Note issued to the investors, filed as an exhibit to the Current Report on Form 8-K, filed with the SEC on May 17, 2016 and incorporated herein by reference

10.6	Form of Common Stock Purchase Warrant issued to the placement agent, filed as an exhibit to the Current Report on Form 8-K, filed with the SEC on May 17, 2016 and incorporated herein by reference